EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of P.A.M. Transportation Services, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002, (the "Report") filed with the Securities and Exchange Commission, I, Larry J. Goddard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 28, 2003

                                  By:  /s/ Larry J. Goddard
                                  -------------------------------
                                  Larry J. Goddard
                                  Vice President-Finance, Chief Financial
                                  Officer, Secretary and Treasurer
                                  (chief accounting and financial officer)